Putnam
Balanced
Retirement
Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

10-31-01

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

The value of a portfolio divided between stocks and bonds proved its worth as demonstrated by the results of Putnam Balanced Retirement Fund during the 12 months ended October 31, 2001. As your fund's managers observe in their report for fiscal 2001, despite the troubled environment that continues to present challenges, there are reasons for optimism.

We share that view because we have learned from experience that the effects of near-term events such as today's worldwide economic slowdown and related market disruptions almost always diminish as time casts them in a broader perspective.

On the following pages, your fund's managers discuss performance during the fiscal year just ended and lay out the reasons for their confidence in prospects for the coming months. We believe you will find the report to be compelling reading.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
December 12, 2001

REPORT FROM FUND MANAGEMENT

Jeffrey L. Knight
Jeanne L. Mockard
James M. Prusko
and the Core
Fixed-Income Team

Market turbulence and all other events that took place during Putnam Balanced Retirement Fund's 2001 fiscal year paled in comparison to the tragedies that occurred on September 11, 2001. The combination of the management team's experience and its ability to work through the problems that arose in the wake of the terrorist attacks, the fund's value-based stock investment style and its increased stake in bonds all helped the fund post solid relative performance at a time when many other investments were on the decline. In such a volatile investment environment, the advantages of a conservative investment strategy such as that of your fund have been clearly demonstrated.

Total return for 12 months ended 10/31/01

      Class A          Class B          Class C          Class M
    NAV     POP      NAV    CDSC      NAV    CDSC      NAV     POP
-----------------------------------------------------------------------
   4.94%   -1.09%   4.25%  -0.75%    4.25%   3.25%    4.48%   0.79%
-----------------------------------------------------------------------

Past performance is not indicative of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 7.

* MODIFICATION OF FUND'S STOCK/BOND ALLOCATIONS HELPED PERFORMANCE

As we noted in the fund's semiannual report, earlier in the year we repositioned your fund's target asset allocation, shifting it from half stocks and half bonds to 60% bonds and 40% stocks. We believe this change gives greater priority to the current-income considerations of most shareholders as well as providing the portfolio with a greater degree of protection from today's volatile market conditions. While conditions may vary in the future, this new approach proved to be quite fruitful during your fund's fiscal year. Bonds posted exceptionally strong performance amid stock-market weakness and uncertainty in the weeks following September 11.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Banking                    10.2%

Oil and gas                 5.5%

Electric utilities          3.0%

Regional Bells              2.5%

Telecommunications          2.4%

Footnote reads:
*Based on net assets as of 10/31/01. Holdings will vary over time.


* STRONG PERFORMANCE OFFERED BY BOND INVESTMENTS

Sharply falling interest rates characterized the bond market during the past 12 months, with the Federal Reserve Board working hard to buoy economic growth and stabilize the capital markets. Overall, the Fed lowered the benchmark federal funds target rate from 6.00% at the beginning of 2001 to 2.50% by October 31.

Within this environment, Treasury bonds performed well. At the beginning of 2001, high-yield and investment-grade corporate bonds also fared well, though that changed as credit problems in the technology and telecom sectors and in the emerging markets caused high-yield issues to flounder.

However, BB-rated corporate bonds, the highest rating in the high-yield market, were able to post the best performance during the period because a smaller percentage of the bonds in this sector were involved with tech, telecom, or emerging markets and because they started at especially attractive relative valuations.

The bond portion of the fund offered strong absolute and relative performance because of its positioning in BB-rated corporate bond investments. One investment that paid off was insurance company Conseco, which recovered well from problems it encountered last year; we have since sold most of this position. Since September 11, BB-rated bonds have lagged, but we remain focused on this segment of the market because yields remain appealing. At the same time, we have heightened our awareness of the credit risk carried by each individual security.

* EQUITY PORTFOLIO SHIFTED FOCUS

At the end of 1999, we initiated positions in defensive areas of the stock market, including health care, utilities, consumer staples and food companies, because of a backdrop of uncertainty and weakness. We also favored energy stocks because energy prices were rising. We avoided technology and telecommunications stocks.

This approach worked out well through the end of 2000. In January we re-evaluated the portfolio and decided to trim the fund's utilities, health-care and food stocks because they had done so well. In turn, we shifted assets into stocks that typically deliver improving performance once economic slowing bottoms out and starts to regain an upward trend, including general merchandise retailers and specialty retailers.

"On average, balanced funds have provided investors with the cushion they have come to expect of late, shedding just 7.5% during the past 12 months. While a loss is never welcome, that drop pales in comparison with the 21% decline posted by the benchmark Standard & Poor's
500-stock index during the same time span."

-- Wall Street Journal, October 26, 2001

This strategy paid off as well, because of the positive performance offered by investments such as Federated Department Stores. While this holding, along with others discussed in this report, was viewed favorably at the end of the period, all portfolio holdings are subject to review and adjustment in accordance with the fund's strategy and may vary in the future.

* FUND ADDS ATTRACTIVE STOCKS IN MARKET DECLINE

In the days between September 11's attacks and the market's re-opening on September 17, your management team reviewed all of the possible market scenarios that we would face once the market reopened and we planned a series of moves designed to take advantage of each. An example was our expectation that insurance-company stocks would be hard-hit as the result of worry over significant increases in impending liability claims.


[GRAPHIC OMITTED: TOP FIVE EQUITY HOLDINGS]

TOP FIVE EQUITY HOLDINGS*

Citigroup, Inc.
Banking

Exxon Mobil Corp.
Oil and gas

Verizon Communications, Inc.
Regional Bells

Philip Morris Cos., Inc.
Tobacco

SBC Communications
Regional Bells


[GRAPHIC OMITTED: TOP FIVE FIXED-INCOME HOLDINGS]

TOP FIVE FIXED-INCOME HOLDINGS*

Federal National Mortgage
Association
Pass-through Certificate 6s with
due dates from May 1, 2016
to September 1, 2031

Federal National Mortgage
Association
Pass-through Certificate TBA, 6s,
December 1, 2029

Federal National Mortgage
Association
Pass-through Certificate 7 1/2s,
with due dates from September 1, 2022
to August 1, 2031

U.S. Treasury Notes
4 5/8s, May 15, 2006

Federal National Mortgage
Association
Pass-through Certificate 6 1/2s
with due dates from September 1, 2010
to August 1, 2031

Footnote reads:
*These holdings represent 39.9% of the fund's net assets as of 10/31/01.
 Portfolio holdings will vary over time.

When those share prices fell, we acquired depressed shares in two insurance firms, XL Capital and ACE. We had investigated these firms and believed them well positioned to survive any short-term negative sentiment that resulted from their ability to raise rates.

Although the fund did not emerge unscathed in the aftermath of the terrorist attacks, it was fortunate to have had little exposure to the airlines. We increased our position in one holding that did decline, hotel operator Marriott, on the strength of the company's history of implementing positive strategic moves such as buying up its competition during times of economic weakness.

Oil service stock Schlumberger also struggled during the period because of declining oil prices, and Reliant Energy suffered from lower energy prices in California. Nevertheless, as of the fiscal year's end, we were maintaining these positions because of our faith in their long-term value.

* DIVERSIFICATION AND OPPORTUNISTIC MANAGEMENT GOING FORWARD

Looking first to the bond portion of the fund, we intend to maintain a diversified approach that reflects the significant uncertainty still present in the market. We expect to be actively adjusting sector weightings in order to take advantage of attractive yields in the different parts of the non-Treasury market. We currently believe that interest rates will remain low as the Fed attempts to stimulate growth and that inflation will remain under control. We will continue to sell off securities quickly when we see any signs of difficulty.

On the equity side, we believe the market to be characterized by continued volatility sparked by fears of another attack. However, history shows that traumatic events often can present significant opportunities. Therefore, over time we think we will resume a pace of realistic returns in the stock market. Continued Fed rate cuts and the stimulus package being worked out by Congress should go a long way to help the economy.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 10/31/01 there is no guarantee the fund will continue to hold these securities in the future.


NEWS FROM THE TRUSTEES

In July 2001, we welcomed Charles B. Curtis to Putnam's Board of Trustees. He brings an impressive list of credentials that include several key positions in Washington and directorships in education and energy-related industries. We look forward to the contributions Charles will make to the continued success of the Putnam funds.


PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors.We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms.We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account.We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Balanced Retirement Fund is designed for investors seeking high current return and relative stability of principal from a diversified portfolio of equity and debt securities.



TOTAL RETURN FOR PERIODS ENDED 10/31/01

                              Class A             Class B              Class C              Class M
(inception dates)            (4/19/85)            (2/1/94)            (7/26/99)            (3/17/95)
                           NAV       POP        NAV     CDSC        NAV      CDSC        NAV       POP
-----------------------------------------------------------------------------------------------------------
1 year                    4.94%     -1.09%      4.25%   -0.75%      4.25%    3.25%      4.48%     0.79%
-----------------------------------------------------------------------------------------------------------
5 years                  51.31      42.62      45.93    44.02      45.80    45.80      47.64     42.41
Annual average            8.64       7.36       7.85     7.57       7.83     7.83       8.10      7.33
-----------------------------------------------------------------------------------------------------------
10 years                170.64     155.14     151.33   151.33     151.26   151.26     157.55    148.43
Annual average           10.47       9.82       9.65     9.65       9.65     9.65       9.92      9.53
-----------------------------------------------------------------------------------------------------------
Annual average
(life of fund)           10.07       9.68       9.17     9.17       9.25     9.25       9.44      9.21
-----------------------------------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 10/31/01

                                       Lehman
                  Standard & Poor's  Govt./Credit      Consumer
                     500 Index       Bond Index       price index
------------------------------------------------------------------------
1 year                -24.90%          15.32%            2.13%
------------------------------------------------------------------------
5 years                61.36           47.22            12.19
Annual average         10.04            8.04             2.33
------------------------------------------------------------------------
10 years              232.36          115.86            29.26
Annual average         12.76            8.00             2.60
------------------------------------------------------------------------
Annual average
(life of fund)         14.32            9.39             3.12
------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50%, respectively. Class B share returns for the 1-year, 5- and 10-year, if available, and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.




[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 10/31/91

                                                           Lehman
              Fund's class A       Standard & Poor's    Govt./Credit     Consumer price
Date           shares at POP          500 Index          Bond Index          index
10/31/91           9,450               10,000              10,000            10,000
10/31/92          10,478               10,996              11,052            10,320
10/31/93          12,331               12,639              12,559            10,604
10/31/94          12,255               13,127              11,976            10,881
10/31/95          14,623               16,598              13,911            11,186
10/31/96          16,862               20,598              14,662            11,521
10/31/97          20,043               27,212              15,953            11,761
10/31/98          21,618               33,196              17,592            11,929
10/31/99          23,073               41,717              17,475            12,234
10/31/00          24,312               44,258              18,718            12,656
10/31/01         $25,514              $33,236             $21,586           $12,926

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $25,133 and $25,126, respectively, and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $25,755 ($24,843 at public offering price). See first page of performance section for performance calculation method.


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 10/31/01

                  Class A         Class B         Class C         Class M
------------------------------------------------------------------------------
Distributions
(number)             4               4               4               4
------------------------------------------------------------------------------
Income            $0.3204         $0.2474         $0.2594         $0.2714
------------------------------------------------------------------------------
Capital gains
  Long-term        0.1196          0.1196          0.1196          0.1196
------------------------------------------------------------------------------
  Short-term         --              --              --              --
------------------------------------------------------------------------------
  Total           $0.4400         $0.3670         $0.3790         $0.3910
------------------------------------------------------------------------------
Share value:   NAV       POP        NAV             NAV        NAV       POP
------------------------------------------------------------------------------
10/31/00     $10.17    $10.79     $10.06           $10.12    $10.10    $10.47
------------------------------------------------------------------------------
10/31/01      10.23     10.85      10.12            10.17     10.16     10.53
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current
dividend
rate 1         4.30%     4.06%      3.64%            3.74%     3.82%     3.68%
------------------------------------------------------------------------------
Current
30-day SEC
yield 2        3.26      3.07       2.51             2.50      2.76      2.66
------------------------------------------------------------------------------

1 Most recent distribution, annualized and divided by NAV or POP at end of period.

2 Based only on investment income, calculated using SEC guidelines.



TOTAL RETURN FOR PERIODS ENDED 9/30/01 (most recent calendar quarter)

                              Class A             Class B              Class C              Class M
(inception dates)            (4/19/85)            (2/1/94)            (7/26/99)            (3/17/95)
                           NAV       POP        NAV     CDSC        NAV      CDSC        NAV       POP
-----------------------------------------------------------------------------------------------------------
1 year                    6.31%     0.19%      5.62%   0.62%      5.61%   4.61%         5.96%     2.25%
-----------------------------------------------------------------------------------------------------------
5 years                  53.60     44.74      48.14   46.21      48.08   48.08         49.87     44.61
Annual average            8.96      7.68       8.18    7.89       8.17    8.17          8.43      7.66
-----------------------------------------------------------------------------------------------------------
10 years                171.54    155.86     152.07  152.07     151.94  151.94        158.61    149.66
Annual average           10.51      9.85       9.69    9.69       9.68    9.68          9.97      9.58
-----------------------------------------------------------------------------------------------------------
Annual average
(life of fund)           10.09      9.70       9.19    9.19       9.27    9.27          9.47      9.23
-----------------------------------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.



TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


COMPARATIVE BENCHMARKS

Standard & Poor's 500 Index* is an unmanaged list of large-capitalization common stocks and is frequently used as a general gauge of stock market performance.

Lehman Government/Credit Bond Index* is an index of publicly issued U.S. Treasury obligations, debt obligations of U.S. government agencies (excluding mortgage-backed securities), fixed-rate, nonconvertible, investment-grade corporate debt securities and U.S. dollar-denominated, SEC-registered nonconvertible debt issued by foreign governmental entities or international agencies used as a general measure of the performance of fixed-income securities.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

*Securities indexes assume reinvestment of all distributions and interest payments and do not take into account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
Putnam Balanced Retirement Fund

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Balanced Retirement Fund (the "fund") at October 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at October 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 10, 2001



THE FUND'S PORTFOLIO
October 31, 2001

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (45.2%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
U.S. Government Agency Mortgage Obligations (36.1%)
-------------------------------------------------------------------------------------------------------------------
                    Federal National Mortgage Association Pass-Through
                    Certificates
$            16,280 8s, February 1, 2027                                                              $      17,265
         42,919,495 7 1/2s, with due dates from September 1, 2022
                    to August 1, 2031                                                                    44,957,966
          5,510,000 7 1/4s, May 15, 2030                                                                  6,755,756
            972,300 7s, with due dates from October 1, 2014 to
                    August 1, 2016                                                                        1,018,410
         14,831,000 TBA, 7s, November 1, 2016                                                            15,530,838
            155,000 6 5/8s, November 15, 2030                                                               176,579
         33,901,791 6 1/2s, with due dates from September 1, 2010
                    to August 1, 2031                                                                    35,129,352
         89,513,958 6s, with due dates from May 1, 2016 to
                    September 1, 2031                                                                    90,824,572
         73,206,000 TBA, 6s, December 1, 2029                                                            73,823,859
          3,423,187 Freddie Mac Strip Interest Only (IO) 6s, May 1, 2029                                    625,801
                    Government National Mortgage Association
                    Pass-Through Certificates
         10,610,196 8s, with due dates from January 15, 2022 to
                    December 15, 2027                                                                    11,289,031
          1,118,991 7 1/2s, August 15, 2029                                                               1,177,458
          9,995,035 7s, with due dates from April 15, 2023 to
                    December 15, 2028                                                                    10,469,432
         10,880,004 6 1/2s, with due dates from September 15,
                    2024 to November 1, 2029                                                             11,249,715
                                                                                                      -------------
                                                                                                        303,046,034

U.S. Treasury Obligations (9.1%)
-------------------------------------------------------------------------------------------------------------------
         11,380,000 U.S. Treasury Bonds 5 3/8s, February 15, 2031                                        12,229,972
                    U.S. Treasury Notes
          5,010,000 7s, July 15, 2006                                                                     5,741,159
         14,900,000 6 5/8s, May 15, 2007                                                                 17,013,863
          1,920,000 5s, August 15, 2011                                                                   2,030,995
         37,960,000 4 5/8s, May 15, 2006                                                                 39,703,882
                                                                                                      -------------
                                                                                                         76,719,871
                                                                                                      -------------
                    Total U.S. Government and Agency Obligations
                    (cost $369,866,218)                                                               $ 379,765,905

COMMON STOCKS (39.2%) (a)
NUMBER OF SHARES                                                                                              VALUE
Advertising and Marketing Services (0.1%)
-------------------------------------------------------------------------------------------------------------------
             15,800 Valassis Communications, Inc. (NON)                                               $     492,960

Aerospace and Defense (0.7%)
-------------------------------------------------------------------------------------------------------------------
             43,800 Boeing Co.                                                                            1,427,880
             30,700 Lockheed Martin Corp.                                                                 1,497,239
             28,200 Northrop Grumman Corp.                                                                2,818,590
                                                                                                      -------------
                                                                                                          5,743,709

Agriculture (--%)
-------------------------------------------------------------------------------------------------------------------
                110 PSF Holdings LLC Class A                                                                176,208

Automotive (0.2%)
-------------------------------------------------------------------------------------------------------------------
             29,800 Delphi Automotive Systems Corp.                                                         345,978
             62,600 Ford Motor Co.                                                                        1,004,730
                                                                                                      -------------
                                                                                                          1,350,708

Banking (6.6%)
-------------------------------------------------------------------------------------------------------------------
            107,600 Bank of America Corp.                                                                 6,347,324
             50,900 Bank of New York Company, Inc. (The)                                                  1,731,109
             24,500 BB&T Corp.                                                                              786,450
            165,750 Charter One Financial, Inc.                                                           4,516,688
            308,500 Citigroup, Inc.                                                                      14,042,920
             90,000 Comerica, Inc.                                                                        4,148,100
             53,000 FleetBoston Financial Corp.                                                           1,741,580
             27,400 M & T Bank Corp.                                                                      1,794,700
             81,000 Mellon Financial Corp.                                                                2,721,600
             17,100 Mercantile Bankshares Corp.                                                             653,562
             24,000 PNC Financial Services Group                                                          1,317,600
             39,000 Synovus Financial Corp.                                                                 897,780
            321,807 U.S. Bancorp                                                                          5,721,728
             66,200 Wachovia Corp.                                                                        1,893,320
            111,600 Washington Mutual, Inc.                                                               3,369,204
             84,600 Wells Fargo & Co.                                                                     3,341,700
                                                                                                      -------------
                                                                                                         55,025,365

Beverage (1.4%)
-------------------------------------------------------------------------------------------------------------------
             26,600 Anheuser-Busch Companies, Inc.                                                        1,108,156
             17,400 Brown-Forman Corp. Class B                                                            1,034,256
             17,300 Coca-Cola Co. (The)                                                                     828,324
            197,600 Coca-Cola Enterprises, Inc.                                                           3,625,960
             96,700 Fortune Brands, Inc.                                                                  3,563,395
             36,300 Pepsi Bottling Group, Inc. (The)                                                      1,687,224
                                                                                                      -------------
                                                                                                         11,847,315

Broadcasting (0.1%)
-------------------------------------------------------------------------------------------------------------------
             29,600 Clear Channel Communications, Inc. (NON)                                              1,128,352

Cable Television (0.2%)
-------------------------------------------------------------------------------------------------------------------
              9,400 Comcast Corp. Class A (NON)                                                             336,896
             72,200 USA Networks, Inc. (NON)                                                              1,331,368
                                                                                                      -------------
                                                                                                          1,668,264

Capital Goods (--%)
-------------------------------------------------------------------------------------------------------------------
              5,200 Eaton Corp.                                                                             340,288

Chemicals (0.6%)
-------------------------------------------------------------------------------------------------------------------
             46,000 E.I. du Pont de Nemours & Co.                                                         1,839,540
             81,500 Engelhard Corp.                                                                       2,133,670
             11,600 PPG Industries, Inc.                                                                    566,428
             11,500 Rohm & Haas Co.                                                                         373,405
              8,000 Solutia, Inc.                                                                            96,000
                                                                                                      -------------
                                                                                                          5,009,043

Coal (0.1%)
-------------------------------------------------------------------------------------------------------------------
             29,800 Peabody Energy Corp.                                                                    894,000

Computers (1.2%)
-------------------------------------------------------------------------------------------------------------------
            209,700 Compaq Computer Corp.                                                                 1,834,875
            206,100 Hewlett-Packard Co.                                                                   3,468,663
             36,600 IBM Corp.                                                                             3,955,362
             16,100 NCR Corp. (NON)                                                                         570,745
                                                                                                      -------------
                                                                                                          9,829,645

Conglomerates (0.8%)
-------------------------------------------------------------------------------------------------------------------
              1,170 Berkshire Hathaway, Inc. (NON)                                                        2,754,180
             57,500 Cooper Industries, Inc.                                                               2,225,250
             48,800 Honeywell International, Inc.                                                         1,442,040
             10,800 Tyco International, Ltd. (Bermuda)                                                      530,712
                                                                                                      -------------
                                                                                                          6,952,182

Consumer Finance (0.2%)
-------------------------------------------------------------------------------------------------------------------
             30,700 Household International, Inc.                                                         1,605,610

Consumer Goods (0.4%)
-------------------------------------------------------------------------------------------------------------------
             54,900 Kimberly-Clark Corp.                                                                  3,047,499

Electric Utilities (2.2%)
-------------------------------------------------------------------------------------------------------------------
             59,000 Cinergy Corp.                                                                         1,780,620
             50,700 Constellation Energy Group, Inc.                                                      1,134,159
             14,800 Dominion Resources, Inc.                                                                904,576
            101,300 DPL, Inc.                                                                             2,329,900
              5,800 DTE Energy Co.                                                                          241,802
             38,000 Duke Energy Corp.                                                                     1,459,580
             21,800 Edison International (NON)                                                              309,778
             54,000 Entergy Corp.                                                                         2,097,900
             38,000 FirstEnergy Corp.                                                                     1,309,480
              9,800 FPL Group, Inc.                                                                         520,380
             60,200 Northeast Utilities                                                                   1,062,530
             12,900 PPL Corp.                                                                               440,535
             70,200 Progress Energy, Inc.                                                                 2,960,334
             37,600 Reliant Energy, Inc.                                                                  1,050,920
             16,000 TXU Corp.                                                                               733,440
                                                                                                      -------------
                                                                                                         18,335,934

Electronics (0.4%)
-------------------------------------------------------------------------------------------------------------------
             12,700 Avnet, Inc.                                                                             262,001
            146,200 Motorola, Inc.                                                                        2,393,294
             28,700 W.W. Grainger, Inc.                                                                   1,242,710
                                                                                                      -------------
                                                                                                          3,898,005

Energy (0.1%)
-------------------------------------------------------------------------------------------------------------------
             11,300 Baker Hughes, Inc.                                                                      404,879
              8,900 Schlumberger, Ltd.                                                                      430,938
                                                                                                      -------------
                                                                                                            835,817

Financial (1.2%)
-------------------------------------------------------------------------------------------------------------------
             23,600 American Express Co.                                                                    694,548
             61,400 Fannie Mae                                                                            4,970,944
             61,400 Freddie Mac                                                                           4,164,148
                                                                                                      -------------
                                                                                                          9,829,640

Food (0.5%)
-------------------------------------------------------------------------------------------------------------------
             72,000 H.J. Heinz Co.                                                                        3,055,680
             31,200 Kraft Foods, Inc. Class A                                                             1,053,000
                                                                                                      -------------
                                                                                                          4,108,680

Gaming & Lottery (--%)
-------------------------------------------------------------------------------------------------------------------
                748 Fitzgerald Gaming Corp. (NON)                                                                 7

Health Care (0.8%)
-------------------------------------------------------------------------------------------------------------------
             47,000 Anthem, Inc. (NON)                                                                    1,968,360
             37,700 CIGNA Corp.                                                                           2,748,330
                569 Genesis Health Ventures, Inc. (NON)                                                      13,144
             54,600 HCA, Inc.                                                                             2,165,436
                                                                                                      -------------
                                                                                                          6,895,270

Insurance (2.4%)
-------------------------------------------------------------------------------------------------------------------
            118,700 ACE, Ltd. (Bermuda)                                                                   4,184,175
             27,700 AMBAC Financial Group, Inc.                                                           1,329,600
             23,999 American International Group, Inc.                                                    1,886,321
             16,500 Chubb Corp. (The)                                                                     1,126,950
             32,300 Hartford Financial Services Group, Inc. (The)                                         1,744,200
             11,600 MBIA, Inc.                                                                              534,296
             19,600 PMI Group, Inc. (The)                                                                 1,086,820
             67,800 Radian Group, Inc.                                                                    2,296,386
             27,000 St. Paul Companies, Inc. (The)                                                        1,239,300
             12,300 UnumProvident Corp.                                                                     275,889
             48,000 XL Capital, Ltd. Class A (Bermuda)                                                    4,169,280
                                                                                                      -------------
                                                                                                         19,873,217

Investment Banking/Brokerage (1.5%)
-------------------------------------------------------------------------------------------------------------------
            139,700 J.P. Morgan Chase & Co.                                                               4,939,792
             24,200 Lehman Brothers Holdings, Inc.                                                        1,511,532
             75,200 Merrill Lynch & Co., Inc.                                                             3,286,992
             64,700 Morgan Stanley Dean Witter & Co.                                                      3,165,124
                                                                                                      -------------
                                                                                                         12,903,440

Lodging/Tourism (0.3%)
-------------------------------------------------------------------------------------------------------------------
             71,300 Marriott International, Inc. Class A                                                  2,233,829

Machinery (0.2%)
-------------------------------------------------------------------------------------------------------------------
             38,600 Parker-Hannifin Corp.                                                                 1,385,740

Manufacturing (0.1%)
-------------------------------------------------------------------------------------------------------------------
             15,800 Illinois Tool Works, Inc.                                                               903,760

Media (0.6%)
-------------------------------------------------------------------------------------------------------------------
             79,400 Liberty Media Corp. Class A (NON)                                                       928,186
            225,400 Walt Disney Co. (The)                                                                 4,190,186
                                                                                                      -------------
                                                                                                          5,118,372

Medical Technology (0.1%)
-------------------------------------------------------------------------------------------------------------------
             39,900 Pall Corp.                                                                              809,970
             13,580 Zimmer Holdings, Inc. (NON)                                                             419,758
                                                                                                      -------------
                                                                                                          1,229,728

Metals (--%)
-------------------------------------------------------------------------------------------------------------------
             33,400 Freeport-McMoRan Copper & Gold, Inc. Class B (NON)                                      370,740

Natural Gas Utilities (0.2%)
-------------------------------------------------------------------------------------------------------------------
             23,100 National Fuel Gas Co.                                                                   540,771
             27,700 Williams Companies, Inc. (The)                                                          799,699
                                                                                                      -------------
                                                                                                          1,340,470

Oil & Gas (4.0%)
-------------------------------------------------------------------------------------------------------------------
             24,800 ChevronTexaco Corp.                                                                   2,196,040
             95,800 Conoco, Inc.                                                                          2,462,060
             29,000 Devon Energy Corp.                                                                    1,110,700
              7,800 El Paso Corp.                                                                           382,668
            304,600 Exxon Mobil Corp. (SEG)                                                              12,016,470
             48,100 Phillips Petroleum Co.                                                                2,617,121
             99,300 Royal Dutch Petroleum Co. ADR (Netherlands)                                           5,015,643
             48,000 TotalFinaElf SA ADR (France)                                                          3,347,520
             79,900 Unocal Corp.                                                                          2,572,780
             46,800 USX-Marathon Group                                                                    1,291,212
              9,400 Valero Energy Corp.                                                                     353,440
                                                                                                      -------------
                                                                                                         33,365,654

Paper & Forest Products (1.1%)
-------------------------------------------------------------------------------------------------------------------
            163,900 Abitibi-Consolidated, Inc. (Canada)                                                   1,006,346
             36,000 Boise Cascade Corp.                                                                   1,028,160
             65,700 International Paper Co.                                                               2,352,060
            129,200 Smurfit-Stone Container Corp. (NON)                                                   1,913,452
             83,400 Sonoco Products Co.                                                                   1,957,398
             20,200 Weyerhaeuser Co.                                                                      1,008,182
                                                                                                      -------------
                                                                                                          9,265,598

Pharmaceuticals (1.6%)
-------------------------------------------------------------------------------------------------------------------
             32,000 Abbott Laboratories                                                                   1,695,360
             45,300 Bristol-Myers Squibb Co.                                                              2,421,285
             34,800 Johnson & Johnson                                                                     2,015,268
             80,800 Merck & Co., Inc.                                                                     5,155,848
             49,000 Pharmacia Corp.                                                                       1,985,480
             18,000 Schering-Plough Corp.                                                                   669,240
                                                                                                      -------------
                                                                                                         13,942,481

Publishing (0.1%)
-------------------------------------------------------------------------------------------------------------------
             32,700 Tribune Co.                                                                             987,540

Railroads (0.5%)
-------------------------------------------------------------------------------------------------------------------
             79,400 Union Pacific Corp.                                                                   4,129,594

Real Estate (1.1%)
-------------------------------------------------------------------------------------------------------------------
             56,900 Archstone-Smith Trust                                                                 1,376,980
              9,800 Boston Properties, Inc. (R)                                                             346,430
             90,100 Equity Office Properties Trust (R)                                                    2,567,850
            200,400 Equity Residential Properties Trust (R)                                               5,200,380
                                                                                                      -------------
                                                                                                          9,491,640

Regional Bells (2.5%)
-------------------------------------------------------------------------------------------------------------------
            127,100 BellSouth Corp.                                                                       4,702,700
            181,900 SBC Communications, Inc.                                                              6,932,209
            180,600 Verizon Communications, Inc.                                                          8,995,686
                                                                                                      -------------
                                                                                                         20,630,595

Restaurants (0.7%)
-------------------------------------------------------------------------------------------------------------------
                 25 AmeriKing, Inc. (NON)                                                                         1
             69,800 Darden Restaurants, Inc.                                                              2,234,996
            110,800 McDonald's Corp.                                                                      2,888,555
             10,000 Tricon Global Restaurants, Inc. (NON)                                                   505,900
                                                                                                      -------------
                                                                                                          5,629,452

Retail (1.3%)
-------------------------------------------------------------------------------------------------------------------
             32,500 Albertsons, Inc.                                                                      1,037,075
             12,900 CVS Corp.                                                                               308,310
             49,700 Federated Department Stores, Inc. (NON)                                               1,589,903
             82,200 Kroger Co. (NON)                                                                      2,010,612
            118,200 Limited, Inc. (The)                                                                   1,317,930
             34,000 May Department Stores Co.                                                             1,069,300
             28,200 Office Depot, Inc. (NON)                                                                383,520
             46,700 Penney (J.C.) Co., Inc.                                                               1,014,324
             59,300 Rite Aid Corp. (NON)                                                                    327,336
             64,000 TJX Companies, Inc. (The)                                                             2,163,200
                                                                                                      -------------
                                                                                                         11,221,510

Software (0.1%)
-------------------------------------------------------------------------------------------------------------------
             66,700 BMC Software, Inc. (NON)                                                              1,005,169

Technology Services (0.3%)
-------------------------------------------------------------------------------------------------------------------
             17,700 Computer Sciences Corp. (NON)                                                           635,607
             44,100 Flextronics International, Ltd. (Singapore) (NON)                                       877,590
             63,500 KPMG Consulting, Inc. (NON)                                                             782,320
             14,400 Symbol Technologies, Inc.                                                               185,040
             73,200 Unisys Corp. (NON)                                                                      653,676
                                                                                                      -------------
                                                                                                          3,134,233

Telecommunications (1.1%)
-------------------------------------------------------------------------------------------------------------------
             25,100 ALLTEL Corp.                                                                          1,434,214
             79,400 AT&T Corp.                                                                            1,210,850
             31,219 AT&T Wireless Services, Inc. (NON)                                                      450,802
             30,900 Broadwing, Inc. (NON)                                                                   286,134
             59,800 Citizens Communications Co. (NON)                                                       531,622
             51,700 Qwest Communications International, Inc.                                                669,515
             74,700 Sprint Corp. (FON Group)                                                              1,494,000
            226,800 Worldcom, Inc.-WorldCom Group (NON)                                                   3,050,460
                                                                                                      -------------
                                                                                                          9,127,597

Tobacco (1.0%)
-------------------------------------------------------------------------------------------------------------------
            173,000 Philip Morris Companies, Inc.                                                         8,096,400

Waste Management (0.6%)
-------------------------------------------------------------------------------------------------------------------
            177,600 Republic Services, Inc. (NON)                                                         2,909,088
             79,900 Waste Management, Inc.                                                                1,957,550
                                                                                                      -------------
                                                                                                          4,866,638
                                                                                                      -------------
                    Total Common Stocks (cost $332,694,120)                                           $ 329,267,898

CORPORATE BONDS AND NOTES (15.4%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
Aerospace and Defense (0.9%)
-------------------------------------------------------------------------------------------------------------------
$         1,185,000 Boeing Co. deb. 6 5/8s, 2038                                                      $   1,174,228
            840,000 Lockheed Martin Corp. bonds 8 1/2s, 2029                                              1,021,927
          2,240,000 Raytheon Co. notes 8.2s, 2006                                                         2,485,840
          2,040,000 Raytheon Co. notes 6.15s, 2008                                                        2,073,170
            380,000 Sequa Corp. sr. notes 9s, 2009                                                          340,100
                                                                                                      -------------
                                                                                                          7,095,265

Airlines (0.2%)
-------------------------------------------------------------------------------------------------------------------
          1,580,844 Continental Airlines, Inc. pass-through certificates
                    Ser. 981C, 6.541s, 2009                                                               1,523,965
            470,000 Northwest Airlines, Inc. company guaranty 8.7s, 2007                                    347,800
                                                                                                      -------------
                                                                                                          1,871,765

Automotive (0.4%)
-------------------------------------------------------------------------------------------------------------------
            895,000 DaimlerChrysler Corp. company guaranty
                    8 1/2s, 2031                                                                            936,635
            180,000 Dana Corp. 144A sr. notes 9s, 2011                                                      156,600
          1,455,000 Ford Motor Co. bonds 6 5/8s, 2028                                                     1,234,233
            710,000 Ford Motor Co. notes 7.45s, 2031                                                        666,498
            580,000 Visteon Corp. sr. notes 8 1/4s, 2010                                                    604,772
                                                                                                      -------------
                                                                                                          3,598,738

Banking (3.6%)
-------------------------------------------------------------------------------------------------------------------
          2,690,000 Bank of America Corp. sub. notes 7.4s, 2011                                           2,956,821
          2,265,000 Bank One Corp. notes 6s, 2008                                                         2,323,890
          2,320,000 Bank United Corp. notes Ser. A, 8s, 2009                                              2,585,292
            615,000 BankAmerica Corp. sr. notes 5 7/8s, 2009                                                624,932
          1,885,000 Citicorp sub. notes 6 3/8s, 2008                                                      1,999,061
          2,050,000 Citigroup, Inc. notes 6 1/2s, 2011                                                    2,184,091
            750,000 Colonial Bank sub. notes 8s, 2009                                                       749,048
             15,000 Colonial Capital II 144A company guaranty
                    8.92s, 2027                                                                              14,320
            700,000 Dime Capital Trust I bank guaranty Ser. A, 9.33s, 2027                                  802,550
            470,000 Firstar Bank Milwaukee sr. bank notes 6 1/4s, 2002                                      484,373
          1,265,000 GS Escrow Corp. sr. notes 7 1/8s, 2005                                                1,302,065
            755,000 Imperial Bank sub. notes 8 1/2s, 2009                                                   861,810
            475,000 National City Corp. sub. notes 7.2s, 2005                                               512,848
            850,000 NB Capital Trust IV company guaranty 8 1/4s, 2027                                       933,139
            720,000 Norwest Corp. med. term sr. notes 6 3/4s, 2027                                          722,484
          2,240,000 Norwest Corp. notes Ser. G, 6 7/8s, 2006                                              2,454,346
          2,985,000 Peoples Bank- Bridgeport sub. notes 7.2s, 2006                                        2,957,299
             15,000 Peoples Heritage Capital Trust company guaranty
                    Ser. B, 9.06s, 2027                                                                      14,290
          1,430,000 PNC Funding Corp. company guaranty 5 3/4s, 2006                                       1,489,459
            995,000 Royal Bank of Scotland Group PLC bonds Ser. 2,
                    8.817s, 2005 (United Kingdom)                                                         1,104,311
            980,000 Sovereign Bancorp, Inc. sr. notes 10 1/2s, 2006                                       1,063,300
            790,000 Wachovia Corp. notes 4.95s, 2006                                                        792,417
          1,310,000 Webster Capital Trust I 144A bonds 9.36s, 2027                                        1,174,651
                                                                                                      -------------
                                                                                                         30,106,797

Beverage (0.1%)
-------------------------------------------------------------------------------------------------------------------
          1,095,000 Pepsi Bottling Group, Inc. (The) sr. notes Ser. B,
                    7s, 2029                                                                              1,195,554

Broadcasting (0.1%)
-------------------------------------------------------------------------------------------------------------------
             66,600 AMFM Operating, Inc. deb. 12 5/8s, 2006 (PIK)                                            72,261
            700,000 News America Holdings, Inc. deb. 7.7s, 2025                                             698,705
                                                                                                      -------------
                                                                                                            770,966

Building Materials (--%)
-------------------------------------------------------------------------------------------------------------------
             70,000 Building Materials Corp. company guaranty 8s, 2008                                       51,100

Cable Television (--%)
-------------------------------------------------------------------------------------------------------------------
             75,000 CSC Holdings, Inc. sr. sub. deb. 10 1/2s, 2016                                           81,000
             60,000 NTL Communications Corp. sr. notes Ser. B,
                    11 7/8s, 2010                                                                            35,400
            410,000 NTL Communications Corp. sr. notes Ser. B,
                    11 1/2s, 2008                                                                           241,900
                                                                                                      -------------
                                                                                                            358,300

Chemicals (0.2%)
-------------------------------------------------------------------------------------------------------------------
            180,000 Equistar Chemicals LP/Equistar Funding Corp.
                    144A sr. notes 10 1/8s, 2008                                                            168,439
            290,000 Lyondell Petrochemical Co. sec. notes Ser. B,
                    9 7/8s, 2007                                                                            278,400
            180,000 Millenium America, Inc. company guaranty 9 1/4s,
                    2008                                                                                    168,615
            635,000 Rohm & Haas Co. notes 7.4s, 2009                                                        700,583
                                                                                                      -------------
                                                                                                          1,316,037

Computers (0.1%)
-------------------------------------------------------------------------------------------------------------------
            975,000 IBM Corp. deb. 7 1/8s, 2096                                                           1,038,053

Conglomerates (0.3%)
-------------------------------------------------------------------------------------------------------------------
          2,665,000 Tyco International, Ltd. company guaranty 6 3/8s,
                    2005 (Luxembourg)                                                                     2,800,595

Construction (--%)
-------------------------------------------------------------------------------------------------------------------
            110,000 Morrison Knudsen Corp. 144A sr. notes 11s,
                    2010 (In default) (NON)                                                                  11,000

Consumer Finance (1.0%)
-------------------------------------------------------------------------------------------------------------------
            730,000 Caterpillar Financial Services Corp. sr. notes 5.95s,
                    2006                                                                                    770,435
            525,000 Ford Motor Credit Corp. bonds 7 3/8s, 2011                                              534,639
          1,500,000 Ford Motor Credit Corp. notes 7 3/8s, 2009                                            1,522,950
            215,000 Ford Motor Credit Corp. notes 6.55s, 2002                                               219,928
          2,345,000 Ford Motor Credit Corp. notes 6 1/2s, 2007                                            2,348,283
            510,000 Ford Motor Credit Corp. sr. notes 5.8s, 2009                                            473,933
          1,530,000 General Motors Acceptance Corp. notes Ser. MTN,
                    5.36s, 2004                                                                           1,528,455
            815,000 Household Finance Corp. notes 6 1/2s, 2008                                              850,795
            335,000 Household Finance Corp. sr. unsub. 5 7/8s, 2009                                         335,064
                                                                                                      -------------
                                                                                                          8,584,482

Electric Utilities (0.8%)
-------------------------------------------------------------------------------------------------------------------
          1,005,000 Arizona Public Service Co. sr. notes 6 3/4s, 2006                                     1,079,239
            960,000 CILCORP, Inc. sr. notes 8.7s, 2009                                                    1,038,316
            380,000 CMS Energy Corp. sr. notes Ser. B, 6 3/4s, 2004                                         376,781
          1,785,000 DPL, Inc. 144A bonds 8 1/8s, 2031                                                     1,773,755
            260,000 Mission Energy Holding 144A sec. notes 13 1/2s,
                    2008                                                                                    291,200
             24,397 Northeast Utilities notes Ser. A, 8.58s, 2006                                            26,180
            350,533 Northeast Utilities notes Ser. B, 8.38s, 2005                                           370,349
          1,375,000 PSI Energy, Inc. 144A 1st mtge. 6.65s, 2006                                           1,435,075
                                                                                                      -------------
                                                                                                          6,390,895

Electrical Equipment (0.1%)
-------------------------------------------------------------------------------------------------------------------
            370,000 Avista Corp. 144A sr. notes 9 3/4s, 2008                                                394,794

Energy (0.2%)
-------------------------------------------------------------------------------------------------------------------
            290,000 Pride Petroleum Services, Inc. sr. notes 9 3/8s, 2007                                   305,225
          1,240,000 Transocean Sedco Forex, Inc. notes 6 5/8s, 2011                                       1,246,755
                                                                                                      -------------
                                                                                                          1,551,980

Entertainment (--%)
-------------------------------------------------------------------------------------------------------------------
            190,000 United Artists Theatre sr. sub. notes Ser. B, 9 3/4s,
                    2008 (In default) (NON)                                                                   9,738

Financial (1.2%)
-------------------------------------------------------------------------------------------------------------------
          1,225,000 AFLAC, Inc. sr. notes 6 1/2s, 2009                                                    1,272,444
          1,515,000 American General Corp. sr. notes 6 5/8s, 2029                                         1,508,129
            700,000 Associates Corp. sr. notes 6 1/4s, 2008                                                 746,781
            705,000 Associates First Capital Corp. deb. 6.95s, 2018                                         757,656
            565,000 Associates First Capital Corp. sub. deb. 8.15s, 2009                                    653,620
            890,000 Conseco Financing Trust II company guaranty 8.7s,
                    2026                                                                                    204,700
            550,000 Conseco Finance Trust III, Inc. bonds 8.796s, 2027                                      126,500
          1,300,000 Liberty Mutual Insurance 144A notes 7.697s, 2097                                      1,023,321
            455,000 Markel Capital Trust I company guaranty Ser. B,
                    8.71s, 2046                                                                             356,870
          1,160,000 Nisource Finance Corp. company guaranty 7 7/8s,
                    2010                                                                                  1,312,470
          1,595,000 Sun Life Canada Capital Trust 144A company
                    guaranty 8.526s, 2049                                                                 1,677,541
            955,000 TIG Capital Trust I 144A bonds 8.597s, 2027                                             608,106
                                                                                                      -------------
                                                                                                         10,248,138

Food (0.3%)
-------------------------------------------------------------------------------------------------------------------
          2,145,000 Kraft Foods, Inc. notes 4 5/8s, 2006                                                  2,153,709

Gaming & Lottery (0.2%)
-------------------------------------------------------------------------------------------------------------------
            330,000 International Game Technology sr. notes 8 3/8s, 2009                                    344,850
            170,000 International Game Technology sr. notes 7 7/8s, 2004                                    175,525
             20,000 Mohegan Tribal Gaming sr. sub. notes 8 3/4s, 2009                                        20,900
            410,000 Mohegan Tribal Gaming sr. notes 8 1/8s, 2006                                            421,275
            580,000 Park Place Entertainment Corp. sr. sub. notes
                    9 3/8s, 2007                                                                            588,700
                                                                                                      -------------
                                                                                                          1,551,250

Health Care (0.2%)
-------------------------------------------------------------------------------------------------------------------
            320,000 Fresenius Medical Capital Trust II company guaranty
                    7.875%, 2008 (Germany)                                                                  320,000
            400,000 HCA, Inc. med. term notes 8.7s, 2010                                                    436,000
            140,000 HCA, Inc. deb. 7.19s, 2015                                                              138,600
             30,000 HCA, Inc. med. term notes 6.63s, 2045                                                    30,302
             75,000 Integrated Health Services, Inc. sr. sub. notes Ser. A,
                    9 1/2s, 2007 (In default) (NON)                                                             337
             50,000 Integrated Health Services, Inc. sr. sub. notes Ser. A,
                    9 1/4s, 2008 (In default) (NON)                                                             225
            180,000 Mariner Post-Acute Network, Inc. sr. sub. notes Ser. B,
                    9 1/2s, 2007 (In default) (NON)                                                           1,800
             50,000 Mariner Post-Acute Network, Inc. sr. sub. notes
                    stepped-coupon Ser. B, zero % (10 1/2s, 11/1/02),
                    2007 (In default) (NON) (STP)                                                               250
            220,000 Multicare Cos., Inc. sr. sub. notes 9s, 2007
                     (In default) (NON)                                                                          22
            120,000 Tenet Healthcare Corp. sr. sub. notes 8 5/8s, 2007                                      125,700
            400,000 Tenet Healthcare Corp. sr. notes Ser. B, 8 1/8s, 2008                                   433,000
                                                                                                      -------------
                                                                                                          1,486,236

Homebuilding (0.1%)
-------------------------------------------------------------------------------------------------------------------
            680,000 D.R. Horton, Inc. company guaranty 8s, 2009                                             656,200

Investment Banking/Brokerage (0.3%)
-------------------------------------------------------------------------------------------------------------------
            785,000 Goldman Sachs Group, Inc (The) notes Ser. B,
                    7.35s, 2009                                                                             852,416
          1,740,000 Morgan Stanley Dean Witter & Co. sr. notes 6 3/4s,
                    2011                                                                                  1,824,216
                                                                                                      -------------
                                                                                                          2,676,632

Lodging/Tourism (0.1%)
-------------------------------------------------------------------------------------------------------------------
            970,000 HMH Properties, Inc. company guaranty Ser. B,
                    7 7/8s, 2008                                                                            829,350

Machinery (0.3%)
-------------------------------------------------------------------------------------------------------------------
            180,000 Case Corp. notes 7 1/4s, 2016                                                           132,300
          2,345,000 Caterpillar, Inc. notes 6.55s, 2011                                                   2,539,494
                                                                                                      -------------
                                                                                                          2,671,794

Manufacturing (0.2%)
-------------------------------------------------------------------------------------------------------------------
          1,555,000 Norsk Hydro ASA notes 6.36s, 2009 (Norway)                                            1,603,625

Media (0.2%)
-------------------------------------------------------------------------------------------------------------------
          1,865,000 AOL Time Warner, Inc. bonds 7 5/8s, 2031                                              1,989,936

Metals (0.1%)
-------------------------------------------------------------------------------------------------------------------
            405,000 AK Steel Corp. company guaranty 7 7/8s, 2009                                            377,156
             18,710 Anker Coal Group, Inc. company guaranty Ser. B,
                    14 1/4s, 2007 (PIK)                                                                       8,045
            220,000 LTV Corp. company guaranty 11 3/4s, 2009
                    (In default) (NON)                                                                        3,300
                                                                                                      -------------
                                                                                                            388,501

Natural Gas Utilities (0.1%)
-------------------------------------------------------------------------------------------------------------------
            880,000 Osprey Trust 144A sec. notes 8.31s, 2003                                                736,578

Oil & Gas (1.5%)
-------------------------------------------------------------------------------------------------------------------
            920,000 Conoco Funding Co. company guaranty 6.35s, 2011                                         933,588
          1,385,000 Conoco Funding Co. company guaranty 5.45s, 2006                                       1,398,850
            710,000 El Paso Corp. sr. notes Ser. MTN, 7.8s, 2031                                            731,094
            270,000 El Paso Energy Partners L.P. company guaranty Ser. B,
                    8 1/2s, 2011                                                                            283,500
            370,000 Leviathan Gas Corp. company guaranty Ser. B,
                    10 3/8s, 2009                                                                           399,600
          1,870,000 Louis Dreyfus Natural Gas Corp. notes 6 7/8s, 2007                                    2,011,185
          2,135,000 Occidental Petroleum Corp. structured notes
                    (issued by STEERS Credit Trust 2001) 6.019%,
                    2004                                                                                  2,081,625
             90,000 Ocean Energy, Inc. company guaranty Ser. B,
                    8 3/8s, 2008                                                                             94,685
          1,495,000 Phillips Petroleum Co. notes 8 3/4s, 2010                                             1,768,002
             60,000 Pioneer Natural Resources Co. company guaranty
                    9 5/8s, 2010                                                                             66,300
            290,000 Port Arthur Finance Corp. company guaranty
                    12 1/2s, 2009                                                                           297,250
            950,000 Union Oil Company of California company
                    guaranty 7 1/2s, 2029                                                                   997,871
            405,000 Union Pacific Resources Group, Inc. notes 7.3s, 2009                                    431,969
          1,265,000 Yosemite Sec Trust I 144A bonds 8 1/4s, 2004                                            920,566
                                                                                                      -------------
                                                                                                         12,416,085

Paper & Forest Products (--%)
-------------------------------------------------------------------------------------------------------------------
            160,000 Georgia-Pacific Group notes 8 7/8s, 2031                                                159,096
            140,000 Norampac, Inc. sr. notes 9 1/2s, 2008 (Canada)                                          140,700
                                                                                                      -------------
                                                                                                            299,796

Power Producers (--%)
-------------------------------------------------------------------------------------------------------------------
             60,000 Calpine Corp. sr. notes 7 7/8s, 2008                                                     60,509
            130,000 Calpine Corp. sr. notes 7 3/4s, 2009                                                    127,000
             35,000 Midland Funding II Corp. deb. Ser. A, 11 3/4s, 2005                                      38,493
            127,000 York Power Funding 144A notes 12s, 2007
                    (Cayman Islands)                                                                        131,445
                                                                                                      -------------
                                                                                                            357,447

Railroads (0.4%)
-------------------------------------------------------------------------------------------------------------------
          1,020,000 Burlington Northern Santa Fe Corp. notes 7 1/8s,
                    2010                                                                                  1,101,784
          2,440,000 Norfolk Southern Corp. sr. notes 6 3/4s, 2011                                         2,597,892
                                                                                                      -------------
                                                                                                          3,699,676

Real Estate (0.2%)
-------------------------------------------------------------------------------------------------------------------
            490,000 EOP Operating LP notes 6 3/8s, 2002                                                     493,038
          1,425,000 Simon Property Group LP 144A notes 6 3/8s, 2007                                       1,433,725
                                                                                                      -------------
                                                                                                          1,926,763

Restaurants (--%)
-------------------------------------------------------------------------------------------------------------------
            190,000 Tricon Global Restaurants, Inc. sr. notes 7.65s, 2008                                   190,475

Retail (0.2%)
-------------------------------------------------------------------------------------------------------------------
             60,000 K mart Corp. med. term notes Ser. D, 7.55s, 2004                                         60,417
          1,010,000 K mart Corp. notes 8 3/8s, 2004                                                         919,100
            210,000 Penney (J.C.) Co., Inc. notes 7.6s, 2007                                                201,600
            115,000 Southland Corp. deb. Ser. A, 4 1/2s, 2004                                               100,625
            270,000 Southland Corp. sr. sub. deb. 5s, 2003                                                  259,702
                                                                                                      -------------
                                                                                                          1,541,444

Shipping (--%)
-------------------------------------------------------------------------------------------------------------------
             35,000 Eletson Holdings 1st pfd. mtge. notes 9 1/4s,
                    2003 (Greece)                                                                            35,000

Software (--%)
-------------------------------------------------------------------------------------------------------------------
             40,000 Telehub Communications Corp. company guaranty
                    stepped-coupon zero % (13 7/8s, 7/31/02),
                    2005 (STP)                                                                                    4

Technology (0.1%)
-------------------------------------------------------------------------------------------------------------------
            360,000 Amkor Technologies, Inc. sr. notes 9 1/4s, 2006                                         311,400
             90,000 Flextronics International, Ltd. sr. sub. notes 9 7/8s,
                    2010 (Singapore)                                                                         93,150
                                                                                                      -------------
                                                                                                            404,550

Telecommunications (1.3%)
-------------------------------------------------------------------------------------------------------------------
          1,775,000 Bowater Canada Finance 144A notes 7.95s,
                    2011 (Canada)                                                                         1,769,374
          1,245,000 Calpoint Receivable Structured Trust 2001
                    144A bonds 7.44s, 2006                                                                1,248,175
             20,000 Flag, Ltd. 144A sr. notes 8 1/4s, 2008 (Bermuda)                                         14,400
          2,015,000 France Telecom 144A notes 7 3/4s, 2011 (France)                                       2,192,925
             10,000 Sprint Capital Corp. company guaranty 6 1/8s, 2008                                        9,901
          1,635,000 Sprint Capital Corp. company guaranty 5 7/8s, 2004                                    1,688,415
          1,905,000 Verizon Global Funding Corp. notes 7 1/4s, 2010                                       2,094,376
          2,010,000 Worldcom, Inc.-WorldCom Group notes 7 1/2s,
                    2011                                                                                  2,055,165
                                                                                                      -------------
                                                                                                         11,072,731

Textiles (--%)
-------------------------------------------------------------------------------------------------------------------
             50,000 Kasper A.S.L., Ltd. sr. notes 12 3/4s, 2004
                    (In default) (NON)                                                                       13,000

Tobacco (0.2%)
-------------------------------------------------------------------------------------------------------------------
          1,120,000 Philip Morris Companies, Inc. notes 7 1/2s, 2004                                      1,216,275
            600,000 Philip Morris Companies, Inc. notes 7 1/8s, 2004                                        649,488
                                                                                                      -------------
                                                                                                          1,865,763

Waste Management (0.1%)
-------------------------------------------------------------------------------------------------------------------
          1,090,000 Browning-Ferris deb. 7.4s, 2035                                                         904,700

Water Utilities (0.1%)
-------------------------------------------------------------------------------------------------------------------
            950,000 Azurix Corp. sr. notes Ser. B, 10 3/8s, 2007                                            817,000
                                                                                                      -------------
                    Total Corporate Bonds and Notes
                    (cost $127,881,752)                                                               $ 129,682,442

COLLATERALIZED MORTGAGE OBLIGATIONS (4.4%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$           654,353 Arc Net Interest Margin Trust FRN Ser. 01-5A,
                    Class A, 4.28s, 2008                                                              $     654,353
          2,775,000 Banc of America Commercial Mortgage, Inc.
                    Ser. 01-PB1, Class XC, 0.952s, 2035                                                     126,806
            646,583 Chase Commercial Mortgage Securities Corp.
                    Ser. 98-1, Class A1, IO, 6.34s, 2006                                                    684,973
         15,521,540 Commercial Mortgage Asset Trust Ser. 99-C1,
                    Class X, IO, 1.16s, 2020                                                                924,623
            975,000 Countrywide Home Loan Ser. 98-A12, Class A14,
                    8s, 2028                                                                              1,040,508
                    CS First Boston Mortgage Securities Corp.
            520,000 Ser. 1999-C1, Class E, 8.189s, 2009                                                     568,018
            728,951 Ser. 01-CK3, Class A1, 5.26s, 2006                                                      751,826
                    Fannie Mae
          3,222,374 Ser. 01-T8, Class A1, 7 1/2s, 2031                                                    3,433,842
          3,906,016 Ser. 01-T4, Class A1, 7 1/2s, 2028                                                    4,162,349
          2,645,000 FFCA Secured Lending Corp. Ser. 00-1,
                    Class A2, 7.77s, 2027 (acquired 11/17/00,
                    cost $2,694,110) (RES)                                                                2,983,356
          3,000,000 First Union-Lehman Bros. Commercial Mortgage
                    Trust II Ser. 97-C2, Class A3, 6.65s, 2007                                            3,213,750
          1,735,000 Freddie Mac Ser. 2028, Class SG, IO, 6.5s, 2023                                         617,170
            740,000 GE Capital Mortgage Services, Inc. Ser. 98-11,
                    Class 2A4, 6 3/4s, 2028                                                                 762,585
                    General Growth Properties-Homart 144A
            225,000 FRB Ser. 99-C1, Class F, 8.07s, 2003                                                    225,000
            195,000 FRB Ser. 99-C1, Class G, 8.07s, 2003                                                    195,000
            912,738 General Growth Properties-Ivanhoe FRB Ser. 99-C1,
                    Class F, 7.73s, 2004                                                                    912,738
                    Government National Mortgage Association
          1,804,701 Ser. 99-46, Class SQ, IO, 8s, 2027                                                      124,073
          1,760,662 Ser. 98-2, Class EA, Principal Only (PO),
                    zero %, 2028                                                                          1,566,989
          1,145,000 GS Mortgage Securities Corp. II Ser. 01-LIB,
                    Class A2, 6.615s, 2016                                                                1,147,863
          4,635,000 GS Mortgage Securities Corp. II 144A Ser. 01-GL3A,
                    Class A2, 6.45s, 2018                                                                 4,883,407
                    Housing Securities Inc.
            332,526 Ser. 93-F, Class F9M2, 7s, 2023                                                         338,461
             90,909 Ser. 94-1, Class AB1, 6 1/2s, 2009                                                       87,288
            515,000 LB Commercial Conduit Mortgage Trust Ser. 1999-C2,
                    Class B, 7.425s, 2009                                                                   570,711
                    Merrill Lynch Mortgage Investors, Inc.
          8,261,123 Ser. 98-C2, IO, 1.54s, 2030                                                             550,849
            520,000 Ser. 96-C2, Class E, 6.96s, 2028                                                        517,703
            322,155 Ser. 98-C2, Class A1, 6.22s, 2030                                                       339,710
                    Morgan Stanley Dean Witter Capital I
            260,000 Ser. 00, Class B, 7.638s, 2010                                                          292,906
          1,100,000 Ser. 00-LIF2, Class A2, 7.2s, 2010                                                    1,220,141
          1,774,000 Ser. 01-IQA, Class A3, 5.72s, 2011                                                    1,813,915
            277,829 Prudential Home Mortgage Securities Ser. 92-25,
                    Class B3, 8s, 2022                                                                      283,481
            119,754 Prudential Home Mortgage Securities 144A
                    Ser. 94-31, Class B3, 8s, 2009                                                          121,831
          1,496,627 TIAA Retail Commercial Mortgage Trust
                    Ser. 1999-1, Class A, 7.17s, 2032                                                     1,612,765
                                                                                                      -------------
                    Total Collateralized Mortgage Obligations
                    (cost $34,573,906)                                                                $  36,728,990

ASSET-BACKED SECURITIES (1.4%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$           334,283 ABSC Nims Trust Ser. 01-HE3, Class A, 7s, 2031                                    $     328,434
            504,000 Advanta Mortgage Loan Trust Ser. 00-1, Class A4,
                    8.61s, 2028                                                                             565,246
          3,120,000 Conseco Finance Securitizations Corp. Ser. 00-4,
                    Class A6, 8.31s, 2032                                                                 3,549,000
          1,870,000 Conseco Finance Securitizations Corp. Ser. 00-5,
                    Class A6, 7.96s, 2032                                                                 2,071,025
          1,110,000 Conseco Finance Securitizations Corp. Ser. 01-3,
                    Class A4, 6.91s, 2031                                                                 1,150,584
          1,390,249 First Plus Home Loan Trust Ser. 97-3, Class B1,
                    7.79s, 2023                                                                           1,446,185
            181,376 Ford Credit Auto Owner Trust Ser. 00-C3, Class A3,
                    7.13s, 2002                                                                             181,942
            281,000 Lehman Abs Manufactured Housing Contract
                    Ser. 01-B, Class A6, IO, 6.467s, 2028                                                   282,141
          7,495,741 Lehman Manufactured Housing Ser. 98-1, Class 1, IO,
                    0.469s, 2028                                                                            178,024
          2,089,359 Xerox Equipment Lease Owner Trust 144A FRB
                    Ser. 01-1, Class A, 4.525s, 2008                                                      2,089,359
                                                                                                      -------------
                    Total Asset-Backed Securities (cost $11,456,981)                                  $  11,841,940

FOREIGN GOVERNMENT BONDS AND NOTES (1.0%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$         3,555,000 Ontario (Province of) sr. unsub. 5 1/2s,
                    2008 (Canada)                                                                     $   3,733,497
          1,445,000 Principal Financial Group AU 144A notes 7.95s,
                    2004 (Australia)                                                                      1,569,631
          3,270,000 Quebec (Province of) sr. unsub. 5 3/4s,
                    2009 (Canada)                                                                         3,427,974
                                                                                                      -------------
                    Total Foreign Government Bonds and Notes
                    (cost $8,211,529)                                                                 $   8,731,102

PREFERRED STOCKS (0.3%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
              1,820 AmeriKing, Inc. $3.25 cum. pfd. (PIK)                                             $          18
                315 Chevy Chase Capital Corp. Ser. A, $5.188 pfd. (PIK)                                      18,034
              7,579 CSC Holdings, Inc. Ser. M, $11.125 cum. pfd. (PIK)                                      788,216
          1,820,000 First Union Capital II Ser. A, 7.95% pfd.                                             1,973,863
                                                                                                      -------------
                    Total Preferred Stocks (cost $2,607,622)                                          $   2,780,131

CONVERTIBLE PREFERRED STOCKS (0.3%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
                  7 Anker Coal Group, Inc. 14.25% cv. pfd.                                            $          35
             10,430 Anthem, Inc. $6.00 cv. pfd                                                              591,251
             14,900 Motorola, Inc. $7.00 cv, pfd.                                                           733,825
             16,900 TXU Corp. zero % cv. pfd                                                                843,141
                 14 World Access, Inc. 144A Ser. D, zero % cv. pfd.                                               3
                                                                                                      -------------
                    Total Convertible Preferred Stocks
                    (cost $2,174,106)                                                                 $   2,168,255

CONVERTIBLE BONDS AND NOTES (0.3%) (cost $1,828,875) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$         1,800,000 Service Corp. International cv. sub. notes
                    6 3/4s, 2008                                                                     $    2,097,900

UNITS (--%) (cost $201,113)
NUMBER OF UNITS                                                                                               VALUE
-------------------------------------------------------------------------------------------------------------------
            253,079 Contifinancial Corp. Liquidating Trust units 8 1/8s,
                    2031                                                                              $      14,552

WARRANTS (--%) (NON)                                                                      EXPIRATION
NUMBER OF WARRANTS                                                                        DATE                VALUE
-------------------------------------------------------------------------------------------------------------------
                  1 Anker Coal Group, Inc. 144A                                           10/28/09    $           1
                956 Genesis Health Ventures, Inc.                                         10/1/02             6,644
                 45 McCaw International, Ltd.                                             4/15/07                 1
                 30 Raintree Resort 144A                                                  12/1/04                 1
                 40 Telehub Communications Corp. 144A                                     7/31/05                 1
                125 UIH Australia/Pacific, Inc. 144A                                      5/15/06                 1
                                                                                                      -------------
                    Total Warrants (cost $11,505)                                                     $       6,649

SHORT-TERM INVESTMENTS (4.9%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$        14,800,000 Windmill Funding Corp. effective yield 2.42%,
                    November 19, 2001                                                                 $  14,782,092
          3,020,017 Short-term investments held as collateral for
                    loaned securities with yields ranging from
                    2.19% to 3.93% and due dates ranging from
                    November 2, 2001 to December 26, 2001. (d)                                            3,013,978
         23,585,000 Interest in $500,000,000 joint repurchase
                    agreement dated October 31, 2001 with
                    Credit Suisse First Boston due November 1,
                    2001 with respect to various U.S. Government
                    obligations -- maturity value of $23,586,716
                    for an effective yield of 2.62%                                                      23,585,000
                                                                                                      -------------
                    Total Short-Term Investments (cost $41,381,070)                                   $  41,381,070
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $932,888,797) (b)                                         $ 944,466,834
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $839,138,653.

  (b) The aggregate identified cost on a tax basis is $937,344,538, resulting in gross unrealized appreciation and depreciation of $43,957,581 and $36,835,285, respectively, or net unrealized appreciation of $7,122,296.

(NON) Non-income-producing security.

(STP) The interest or dividend rate and date shown parenthetically represent the new interest or dividend rate to be paid and the date the fund will begin accruing interest or dividend income at this rate.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at October 31, 2001, was $2,983,356 or less than 0.4% of net assets.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at October
      31, 2001.

  (R) Real Estate Investment Trust.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR after the name of a foreign holding stands for American
      Depositary Receipts representing ownership of foreign securities on deposit with a custodian bank.

      TBA after the name of a security represents to be announced securities (Note 1).

      The rates shown on Floating Rate Bonds (FRB) and Floating Rate
      Notes (FRN) are the current interest rates shown at October 31, 2001, which are subject to change based on the terms of the security.

  (d) See footnote J to the financial statements.

------------------------------------------------------------------------------
TBA Sales Commitments at October 31, 2001
(proceeds receivable $85,853,062)
                                         Principal   Settlement
Agency                                    Amount        Date           Value
------------------------------------------------------------------------------
FNMA 6 1/2s,
November 2031                          $ 9,508,000    11/14/01     $ 9,775,460
FNMA 6s, December
2031                                       546,000    12/13/01         550,608
FNMA 6s, November
2031                                    75,813,000    11/14/01      76,713,659
------------------------------------------------------------------------------
                                                                   $87,039,727
------------------------------------------------------------------------------
Futures Contracts Outstanding at October 31, 2001
                                                                   Unrealized
                                      Aggregate Face  Expiration  Appreciation/
                       Total Value        Value          Date    (Depreciation)
------------------------------------------------------------------------------
US Treasury Bond 5
YR (Short)              $9,777,484      $9,411,885      Dec-01       $(365,599)
US Treasury Bond
10YR (Short)             8,363,672       8,080,931      Dec-01        (282,741)
US Treasury Bond
(Long)                   6,957,563       6,629,049      Dec-01         328,514
------------------------------------------------------------------------------
                                                                     $(319,826)
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
October 31, 2001
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value, including $2,859,974 of
securities on loan (identified cost $932,888,797) (Note 1)                     $944,466,834
-------------------------------------------------------------------------------------------
Cash                                                                              2,847,361
-------------------------------------------------------------------------------------------
Dividends, interest, and other receivables                                        6,122,569
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                            1,930,193
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                   93,711,799
-------------------------------------------------------------------------------------------
Receivable for variation margin                                                      17,719
-------------------------------------------------------------------------------------------
Total assets                                                                  1,049,096,475

Liabilities
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                117,214,585
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                          671,490
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      1,249,074
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          299,235
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        49,306
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          1,202
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              320,860
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                                3,013,978
-------------------------------------------------------------------------------------------
TBA sales commitments, at value (proceeds receivable $85,853,062) (Note 1)       87,039,727
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               98,365
-------------------------------------------------------------------------------------------
Total liabilities                                                               209,957,822
-------------------------------------------------------------------------------------------
Net assets                                                                     $839,138,653

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                $815,095,282
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                      8,241,677
-------------------------------------------------------------------------------------------
Accumulated net realized gain on investments (Note 1)                             5,730,148
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                                                10,071,546
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                     $839,138,653

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($596,189,686 divided by 58,252,097 shares)                                          $10.23
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $10.23)*                              $10.85
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($210,137,274 divided by 20,756,467 shares)**                                        $10.12
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($11,464,337 divided by 1,127,026 shares)**                                          $10.17
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($18,059,703 divided by 1,777,142 shares)                                            $10.16
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $10.16)*                              $10.53
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($3,287,653 divided by 321,121 shares)                                               $10.24
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended October 31, 2001
Investment income:
-------------------------------------------------------------------------------------------
Interest                                                                       $ 27,439,462
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $34,408)                                         6,843,175
-------------------------------------------------------------------------------------------
Securities lending income                                                             4,296
-------------------------------------------------------------------------------------------
Total investment income                                                          34,286,933

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  4,554,907
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    1,101,151
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    20,395
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     13,349
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             1,357,752
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             1,694,555
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                58,340
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                               119,686
-------------------------------------------------------------------------------------------
Other                                                                               400,820
-------------------------------------------------------------------------------------------
Total expenses                                                                    9,320,955
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (152,376)
-------------------------------------------------------------------------------------------
Net expenses                                                                      9,168,579
-------------------------------------------------------------------------------------------
Net investment income                                                            25,118,354
-------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                 17,585,172
-------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                     614,456
-------------------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities
in foreign currencies during the year                                               (35,729)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments, futures contracts
and TBA sale commitments during the year                                        (12,321,295)
-------------------------------------------------------------------------------------------
Net gain on investments                                                           5,842,604
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                           $ 30,960,958
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                          Year ended October 31
                                                                 ---------------------------------
                                                                             2001             2000
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                                $ 25,118,354     $ 27,703,915
--------------------------------------------------------------------------------------------------
Net realized gain on investments and
foreign currency transactions                                          18,199,628        3,107,423
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments and assets and liabilities in foreign currencies       (12,357,024)       1,328,445
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                   30,960,958       32,139,783
--------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                            (16,286,466)     (19,310,992)
--------------------------------------------------------------------------------------------------
   Class B                                                             (3,791,661)      (4,247,568)
--------------------------------------------------------------------------------------------------
   Class C                                                               (103,677)         (38,370)
--------------------------------------------------------------------------------------------------
   Class M                                                               (384,774)        (392,827)
--------------------------------------------------------------------------------------------------
   Class Y                                                                (78,168)        (610,919)
--------------------------------------------------------------------------------------------------
  From net realized gain on investments
   Class A                                                             (6,502,243)     (38,917,149)
--------------------------------------------------------------------------------------------------
   Class B                                                             (2,083,257)     (11,860,143)
--------------------------------------------------------------------------------------------------
   Class C                                                                (80,294)         (49,188)
--------------------------------------------------------------------------------------------------
   Class M                                                               (198,307)        (923,171)
--------------------------------------------------------------------------------------------------
   Class Y                                                                (33,431)        (542,593)
--------------------------------------------------------------------------------------------------
  In excess of net realized gain on investments
   Class A                                                                     --         (539,897)
--------------------------------------------------------------------------------------------------
   Class B                                                                     --         (164,714)
--------------------------------------------------------------------------------------------------
   Class C                                                                     --             (580)
--------------------------------------------------------------------------------------------------
   Class M                                                                     --          (12,701)
--------------------------------------------------------------------------------------------------
   Class Y                                                                     --           (1,465)
--------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)          195,046,040     (171,548,430)
--------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                               196,464,720     (217,020,924)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                     642,673,933      859,694,857
--------------------------------------------------------------------------------------------------
End of year (including undistributed
net investment income of $8,241,677
and $3,544,227, respectively)                                        $839,138,653     $642,673,933
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                    Year ended October 31
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $10.17       $10.66       $11.01       $11.48       $10.67
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                    .37(c)       .38(c)       .37(c)       .40(c)       .42
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                      .13          .13          .35          .46         1.46
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .50          .51          .72          .86         1.88
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.32)        (.34)        (.37)        (.36)        (.40)
-----------------------------------------------------------------------------------------------------
In excess of
net investment income                     --           --         (.02)          --           --
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                          (.12)        (.65)        (.68)        (.97)        (.67)
-----------------------------------------------------------------------------------------------------
In excess of net realized gain
on investments                            --         (.01)          --           --           --
-----------------------------------------------------------------------------------------------------
Total distributions                     (.44)       (1.00)       (1.07)       (1.33)       (1.07)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $10.23       $10.17       $10.66       $11.01       $11.48
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  4.94         5.37         6.73         7.86        18.87
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $596,190     $478,968     $646,929     $644,902     $585,624
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.08         1.08         1.09         1.13         1.15
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               3.60         3.85         3.36         3.51         3.73
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                181.45(d)    139.30       144.87       124.34       152.66
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short term trading strategy.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                     Year ended October 31
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $10.06       $10.56       $10.92       $11.40       $10.60
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                    .29(c)       .30(c)       .28(c)       .31(c)       .35
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                      .14          .12          .35          .46         1.45
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .43          .42          .63          .77         1.80
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.25)        (.26)        (.28)        (.28)        (.33)
-----------------------------------------------------------------------------------------------------
In excess of
net investment income                     --           --         (.03)          --           --
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                          (.12)        (.65)        (.68)        (.97)        (.67)
-----------------------------------------------------------------------------------------------------
In excess of net realized gain
on investments                            --         (.01)          --           --           --
-----------------------------------------------------------------------------------------------------
Total distributions                     (.37)        (.92)        (.99)       (1.25)       (1.00)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $10.12       $10.06       $10.56       $10.92       $11.40
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  4.25         4.47         5.94         7.08        18.11
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $210,137     $146,552     $195,502     $149,712      $82,759
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.83         1.83         1.84         1.88         1.90
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.84         3.10         2.60         2.76         2.98
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                181.45(d)    139.30       144.87       124.34       152.66
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short term trading strategy.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------
                                                             For the period
Per-share                                                    July 26, 1999+
operating performance                  Year ended October 31  to October 31
---------------------------------------------------------------------------
                                        2001         2000         1999
---------------------------------------------------------------------------
Net asset value,
beginning of period                   $10.12       $10.64       $11.09
---------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------
Net investment income (c)                .28          .31          .06
---------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .15          .12         (.40)
---------------------------------------------------------------------------
Total from
investment operations                    .43          .43         (.34)
---------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------
From net
investment income                       (.26)        (.29)        (.11)
---------------------------------------------------------------------------
In excess of
net investment income                     --           --           --(d)
---------------------------------------------------------------------------
From net realized gain
on investments                          (.12)        (.65)          --
---------------------------------------------------------------------------
In excess of net realized gain
on investments                            --         (.01)          --
---------------------------------------------------------------------------
Total distributions                     (.38)        (.95)        (.11)
---------------------------------------------------------------------------
Net asset value,
end of period                         $10.17       $10.12       $10.64
---------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  4.25         4.54        (3.08)*
---------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $11,464       $2,204         $581
---------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.83         1.83          .49*
---------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.81         3.14          .63*
---------------------------------------------------------------------------
Portfolio turnover (%)                181.45(e)    139.30       144.87
---------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Distributions in excess of net investment income amounted to less than $0.01 per share.

(e) Portfolio turnover excludes certain treasury note transactions executed in connection with a short term trading strategy.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                    Year ended October 31
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $10.10       $10.61       $10.96       $11.44       $10.63
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                    .32(c)       .33(c)       .31(c)       .34(c)       .36
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                      .13          .11          .36          .45         1.47
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .45          .44          .67          .79         1.83
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.27)        (.29)        (.31)        (.30)        (.35)
-----------------------------------------------------------------------------------------------------
In excess of
net investment income                     --           --         (.03)          --           --
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                          (.12)        (.65)        (.68)        (.97)        (.67)
-----------------------------------------------------------------------------------------------------
In excess of net realized gain
on investments                            --         (.01)          --           --           --
-----------------------------------------------------------------------------------------------------
Total distributions                     (.39)        (.95)       (1.02)       (1.27)       (1.02)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $10.16       $10.10       $10.61       $10.96       $11.44
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  4.48         4.66         6.27         7.30        18.41
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $18,060      $13,078      $14,904      $12,017       $8,387
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.58         1.58         1.59         1.63         1.65
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               3.09         3.35         2.85         3.01         3.23
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                181.45(d)    139.30       144.87       124.34       152.66
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short term trading strategy.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS Y
---------------------------------------------------------------------------
                                                             For the period
Per-share                                                    Dec. 31, 1998+
operating performance                 Year ended October 31   to October 31
---------------------------------------------------------------------------
                                        2001         2000         1999
---------------------------------------------------------------------------
Net asset value,
beginning of period                   $10.16       $10.66       $10.79
---------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------
Net investment income (c)                .39          .52          .32
---------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .16           --         (.10)
---------------------------------------------------------------------------
Total from
investment operations                    .55          .52          .22
---------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------
From net
investment income                       (.35)        (.36)        (.32)
---------------------------------------------------------------------------
In excess of
net investment income                     --           --         (.03)
---------------------------------------------------------------------------
From net realized gain
on investments                          (.12)        (.65)          --
---------------------------------------------------------------------------
In excess of net realized gain
on investments                            --         (.01)          --
---------------------------------------------------------------------------
Total distributions                     (.47)       (1.02)        (.35)
---------------------------------------------------------------------------
Net asset value,
end of period                         $10.24       $10.16       $10.66
---------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  5.40         5.53         2.00*
---------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $3,288       $1,872       $1,779
---------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .83          .83          .70*
---------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               3.83         4.19         3.01*
---------------------------------------------------------------------------
Portfolio turnover (%)                181.45(d)    139.30       144.87
---------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short term trading strategy.



NOTES TO FINANCIAL STATEMENTS
October 31, 2001

Note 1
Significant accounting policies

Putnam Balanced Retirement Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current return by investing in a diversified portfolio of equity and debt securities, with secondary objective of stability of principal.

The fund offers class A, class B, class C, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that invest at least $150 million in a combination of Putnam funds and other accounts managed by affiliates of Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, LLC.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price.

Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships, generally recognized by institutional traders, between securities.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Discounts on zero coupon bonds, original issue discount bonds, stepped-coupon bonds and payment in kind bonds are accreted according to the yield-to-maturity basis.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin". Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options.

Options traded over-the-counter are valued using prices supplied by dealers.

H) TBA purchase commitments The fund may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than .01% from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security valuation" above.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for their portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

I) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

J) Security lending The fund may lend securities, through its agent Citibank N.A., to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by Citibank N.A., the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At October 31, 2001, the value of securities loaned amounted to $2,859,974. The fund received cash collateral of $3,013,978 which is pooled with collateral of other Putnam funds into 48 issuers of high grade short-term investments.

K) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended October 31, 2001, the fund had no borrowings against the line of credit.

L) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

M) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These differences include temporary and permanent differences of losses on wash sale transactions, nontaxable dividends, defaulted bond interest, realized and unrealized gains and losses on certain futures contracts, paydown gains and losses on mortgage-backed securities, market discount interest on payment-in-kind securities and dividend reallocation from income to capital gains. For the year ended October 31, 2001, the fund reclassified $223,842 to increase undistributed net investment income and $83,185 to decrease paid-in-capital, with a decrease to accumulated net realized gains of $140,657. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended October 31, 2001, the fund's expenses were reduced by $152,376 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $968 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended October 31, 2001, Putnam Retail Management, acting as underwriter received net commissions of $188,533 and $4,531 from the sale of class A and class M shares, respectively, and received 284,120 and $433 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended October 31, 2001, Putnam Retail Management, acting as underwriter received $3,471 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the year ended October 31, 2001, cost of purchases and proceeds from sales of investment securities other than U.S. government obligations and short-term investments aggregated $857,383,171 and $715,683,046, respectively. Purchases and sales of U.S. government obligations aggregated $3,015,233,486 and $2,997,425,287, respectively.

Note 4
Capital shares

At October 31, 2001, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                               Year ended October 31, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 19,538,905       $ 202,597,163
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                1,731,039          17,912,555
---------------------------------------------------------------------------
                                            21,269,944         220,509,718

Shares
repurchased                                (10,129,303)       (104,604,943)
---------------------------------------------------------------------------
Net increase                                11,140,641       $ 115,904,775
---------------------------------------------------------------------------

                                               Year ended October 31, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  7,396,673       $  72,327,938
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                4,793,338          47,240,176
---------------------------------------------------------------------------
                                            12,190,011         119,568,114

Shares
repurchased                                (25,749,804)       (250,761,569)
---------------------------------------------------------------------------
Net decrease                               (13,559,793)      $(131,193,455)
---------------------------------------------------------------------------

                                               Year ended October 31, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 11,460,841        $117,175,320
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  508,334           5,211,132
---------------------------------------------------------------------------
                                            11,969,175         122,386,452

Shares
repurchased                                 (5,773,898)        (58,954,897)
---------------------------------------------------------------------------
Net increase                                 6,195,277        $ 63,431,555
---------------------------------------------------------------------------

                                               Year ended October 31, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,968,928        $ 28,874,088
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                1,476,586          14,453,568
---------------------------------------------------------------------------
                                             4,445,514          43,327,656

Shares
repurchased                                 (8,398,899)        (80,659,069)
---------------------------------------------------------------------------
Net decrease                                (3,953,385)       $(37,331,413)
---------------------------------------------------------------------------

                                               Year ended October 31, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,009,151         $10,361,159
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   15,038             155,551
---------------------------------------------------------------------------
                                             1,024,189          10,516,710

Shares
repurchased                                   (114,842)         (1,176,599)
---------------------------------------------------------------------------
Net increase                                   909,347         $ 9,340,111
---------------------------------------------------------------------------

                                               Year ended October 31, 2000
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    197,974          $1,928,456
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    8,338              81,463
---------------------------------------------------------------------------
                                               206,312           2,009,919

Shares
repurchased                                    (43,228)           (418,347)
---------------------------------------------------------------------------
Net increase                                   163,084          $1,591,572
---------------------------------------------------------------------------

                                               Year ended October 31, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    746,580         $ 7,672,745
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   51,924             554,718
---------------------------------------------------------------------------
                                               798,504           8,227,463

Shares
repurchased                                   (316,249)         (3,238,938)
---------------------------------------------------------------------------
Net increase                                   482,255         $ 4,988,525
---------------------------------------------------------------------------

                                               Year ended October 31, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    389,985         $ 3,807,258
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  130,007           1,275,794
---------------------------------------------------------------------------
                                               519,992           5,083,052

Shares
repurchased                                   (630,248)         (6,059,679)
---------------------------------------------------------------------------
Net decrease                                  (110,256)        $  (976,627)
---------------------------------------------------------------------------

                                               Year ended October 31, 2001
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    233,827         $ 2,379,323
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   10,767             111,599
---------------------------------------------------------------------------
                                               244,594           2,490,922

Shares
repurchased                                   (107,700)         (1,109,848)
---------------------------------------------------------------------------
Net increase                                   136,894         $ 1,381,074
---------------------------------------------------------------------------

                                               Year ended October 31, 2000
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  9,393,087        $ 91,340,581
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  117,367           1,154,976
---------------------------------------------------------------------------
                                             9,510,454          92,495,557

Shares
repurchased                                 (9,493,068)        (96,134,064)
---------------------------------------------------------------------------
Net increase
(decrease)                                      17,386        $ (3,638,507)
---------------------------------------------------------------------------


FEDERAL TAX INFORMATION
(Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $8,839,248 as capital gain, for its taxable year ended October 31, 2001.

The fund has designated 18.55% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

The Form 1099 you receive in January 2002 will show the tax status of all distributions paid to your account in calendar 2001.


THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Asia Pacific Growth Fund
Capital Appreciation Fund
Capital Opportunities Fund
Europe Growth Fund
Global Equity Fund
Global Growth Fund
Global Natural Resources Fund
Growth Opportunities Fund
Health Sciences Trust
International Growth Fund
International New Opportunities Fund
Investors Fund
New Century Growth Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Research Fund
Tax Smart Equity Fund
Technology Fund
Vista Fund
Voyager Fund
Voyager Fund II

GROWTH AND INCOME FUNDS

Balanced Fund
Balanced Retirement Fund
Classic Equity Fund *
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
Global Growth and Income Fund
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund
Utilities Growth and Income Fund

INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Governmental Income Trust
High Yield Advantage Fund [DBL. DAGGER]
High Yield Trust [DBL. DAGGER]
High Yield Trust II
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund **
Preferred Income Fund
Strategic Income Fund
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund **
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK] **

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* Formerly Putnam Growth and Income Fund II

[DBL. DAGGER] Closed to new investors. Some exceptions may apply.
              Contact Putnam for details.

[SECTION MARK] Not available in all states.

** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   Check your account balances and current performance at www.putnaminvestments.com.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Deborah F. Kuenstner
Vice President

Jeffrey L. Knight
Vice President and Fund Manager

Jeanne L. Mockard
Vice President and Fund Manager

James M. Prusko
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Balanced Retirement Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.


NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


AN018  76250-034/243/908  12/01


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------
Putnam Balanced Retirement Fund
Supplement to annual Report dated 10/31/01

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to defined contribution plans investing $150 million or more in one or more of Putnam's funds or private accounts. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, and M shares, which are discussed more extensively in the annual report.

ANNUAL RESULTS AT A GLANCE
----------------------------------------------------------------------------
Total return for periods ended 10/31/01

                                                        NAV
1 year                                                 5.40%
5 years                                               52.50
Annual average                                         8.81
10 years                                             172.76
Annual average                                        10.55
Life of fund (since class A inception, 4/19/85)
Annual average                                        10.12

Share value:                                            NAV
10/31/00                                              $10.16
10/31/01                                              $10.24
----------------------------------------------------------------------------
Distributions:      No.      Income      Capital gains        Total
                                         Long      Short
                     4      $0.3454    $0.1196      --       $0.4650
----------------------------------------------------------------------------
Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.